STATEMENT TO CERTIFICATEHOLDERS

Household Home Equity Loan Trust 2001-2

Distribution Number	19
Beginning Date of Accrual Period	21-Apr-03
End Date of Accrual Period	19-May-03
Distribution Date	20-May-03
Previous Distribution Date	21-Apr-03

Funds Disbursement
Available Funds for Distribution and Skip-A-Pay Advances/Reimbursements
Principal Collections	21,857,103.99
Interest Collections (net of servicing fee)	3,464,211.48
Servicing Fee	192,657.37
Skip-A-Pay Advances	0.00
Skip-A-Pay Reimbursement Amount	0.00

Disbursements	25,513,972.84
Interest Paid to Certificates	454,457.59
Principal Paid to Certificates	22,297,509.69
Equity Certificate	2,569,348.19
Servicing Fee	192,657.37

Balance Reconciliation

Begin Principal Balance	462,377,687.13
Principal Collections (including repurchases)	21,857,103.99
Charge off Amount	440,405.70
End Principal Balance	440,080,177.44

Collateral Performance
Cash Yield (% of beginning balance)	9.49%
Charge off Amount (% of beginning balance)	1.14%
Net Yield	8.35%

Delinquent Loans
30-59 days principal balance of loan	14,578,503.12
30-59 days number of loans	165
60-89 days principal balance of loan	2,018,268.93
60-89 days number of loans	31
90+ days principal balance of loan	15,045,798.38
90+ days number of loans	168

Loan Detail
Number Purchased pursuant to 2.02, 2.04 and 3.01	-
Principal Balance Purchased pursuant to 2.02, 2.04 and 3.01
Substitution Adjustment Amounts	-
Number of HEL outstanding (BOP)	5,445
Number of HEL outstanding (EOP)	5,235
Number of Loans that went into REO	9
Principal Balance of Loans that went into REO	1,180,703.11

Overcollateralization
Begin OC Amount	142,530,364.62
OC Release Amount	0.00
Extra Principal Distribution	-
End OC Amount	142,530,364.62

Target OC Amount	142,530,364.62
Interim OC Amount	142,530,364.62
Interim OC Deficiency	-

Monthly Excess Cashflow	2,569,348.19

Other
Stepdown	No
Trigger Event	No
Event of Default	No
Total Certificate Balance as Percent of Total Original Certificate Balance

Interest Calculations
1 month LIBOR	1.32938%
Class A Formula Rate (1-mo. Libor plus 37bps)	1.69938%
Class A Pass-Through Rate	1.69938%
Class M Formula Rate (1-mo. Libor plus 95bps)	2.27938%
Class M Pass-Through Rate	2.27938%
Available Funds Cap	10.86941%

Class A Certificateholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	30.130224
2. Principal Distribution per $1,000	29.549955
3. Interest Distribution per $1,000	0.580269

B. Calculation of Class A Interest Due & Paid
1. Class A Pass-Through Rate	1.69938%
2. Days in Accrual Period	29

3. Class A Interest Due	389,203.66
4. Class A Interest Paid	389,203.66
5. Class A Supplemental Interest Amount Paid	0.00

6. Class A Unpaid Interest Carry Forward Amount, EOP
7. Class A Unpaid Supplemental Interest Amount, EOP

C. Calculation of Class A Principal Due & Paid
1. Class A Principal Balance, BOP	284,309,202.09
2. Class A Principal Due	19,820,041.44
3. Class A Principal Paid	19,820,041.44
4. Class A Principal Carry Forward Amount Paid	0.00
5. Class A unpaid Principal Carry Forward Amount
6. Class A Principal Balance, EOP	264,489,160.65

7. Class A Certificate Balance as a % of the Original Class A Certificate Balance, EOP
8. Class A Certificate Balance as a % of the Pool Balance, EOP

Class M Certificateholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	30.328270
2. Principal Distribution per $1,000	29.549955
3. Interest Distribution per $1,000	0.778315

B. Calculation of Class M Interest Due & Paid
1. Class M Pass-Through Rate	2.27938%
2. Days in Accrual Period	29

3. Class M Interest Due	65,253.93
4. Class M Interest Paid	65,253.93
5. Class M Supplemental Interest Amount Paid	0.00

6. Class M Unpaid Interest Carry Forward Amount, EOP
7. Class M Unpaid Supplemental Interest Amount, EOP

C. Calculation of Class M Principal Due & Paid
1. Class M Principal Balance, BOP	35,538,120.42
2. Class M Principal Due	2,477,468.25
3. Class M Principal Paid	2,477,468.25
4. Class M Principal Carry Forward Amount Paid	0.00
5. Class M Unpaid Principal Carry Forward Amount
6. Class M Principal Balance, EOP	33,060,652.17

7. Class M Certificate Balance as a % of the Original Class M Certificate Balance, EOP
8. Class M Certificate Balance as a % of the Pool Balance, EOP